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                                                                    EXHIBIT 99.2

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of April 25, 2002 (this "Agreement"), is by and between VERSO TECHNOLOGIES, INC., a Minnesota corporation with its chief executive office and principal place of business located at 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339 (the "Debtor"), and WA TELCOM PRODUCTS CO., INC., a Delaware corporation (the "Secured Party").

         WHEREAS, pursuant to Section 1.2(c) of that certain Stock Purchase Agreement, dated as of July 4, 2001, by and among the Debtor and the Secured Party, as amended by that certain Closing Agreement, dated as of July 27, 2001 (as so amended, the "Purchase Agreement"), on March 31, 2002, the Debtor shall pay to the Secured Party the Deferred Amount (as defined in the Purchase Agreement);

         WHEREAS, it is proposed that the Debtor's obligation to pay the Deferred Amount be restructured pursuant to the terms and conditions of that certain Convertible Secured Convertible Promissory Note (the "Note"), dated as of the date hereof; and

         WHEREAS, it is a condition to the Secured Party's willingness to agree to a restructuring of the Deferred Amount that the Debtor executes and delivers this Agreement;

         NOW, THEREFORE, in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Debtor, the Debtor hereby agrees with the Secured Party as follows:

SECTION 1.        DEFINITIONS.

         (a)      For the purposes of this Agreement:

         "APPLICABLE LAW" means all applicable provisions of constitutions, statutes, laws, rules, regulations and orders of all governmental bodies and all orders, rulings and decrees of all courts and arbitrators.

         "BUSINESS DAY" means any day other than a Saturday, Sunday or other day on which banks in Atlanta, Georgia are authorized or required by law to close.

         "COLLATERAL" means the following properties, assets and rights of the Debtor, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof: all personal and fixture property of every kind and nature, including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities of United States Persons and all other investment property, supporting obligations, any other contract rights or rights to


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the payment of money, insurance claims and proceeds, tort claims, and all general intangibles (including, without limitation, all payment intangibles and Debtor's copyrights, copyright registrations, trademarks, registered trademarks, trademark applications, service marks, registered service marks, service mark applications, trade names, patents, and patent applications set forth on Schedule 1 attached hereto and all goodwill associated with the foregoing).

         "DEFAULT" means any of the events specified in the definition of Event of Default, whether or not there has been satisfied any requirement for giving of notice, lapse of time or the happening of any other condition.

         "EVENT OF DEFAULT" means (a) a breach by the Debtor of any of its representations or warranties contained herein which has had, or would reasonable be expected to have, a Material Adverse Effect, and such breach is not cured within ten (10) days after the Debtor's receipt of written notice of such breach, (b) a material breach by the Debtor of any of its covenants or agreements contained herein, and such breach is not cured within ten (10) days after the Debtor's receipt of written notice of such breach or (c) the occurrence of an Event of Default under, and as defined in, any of the other Transaction Documents.

         "GUARANTORS" means NACT Telecommunications, Inc. and Telemate.net Software, Inc.

         "KNOWLEDGE OF THE DEBTOR" means the actual knowledge of the Chief Executive Officer, Chief Financial Officer or Chief Operating Officer of the Debtor.

         "LIEN", as applied to the property of any Person, means any security interest, lien, encumbrance, mortgage, deed to secure debt, deed of trust, pledge, charge, conditional sale or other title retention agreement, or other encumbrance of any kind covering any property of such Person, or upon the income or profits therefrom or any agreement to convey any of the foregoing or any other agreement or interest covering the property of a Person which is intended to provide collateral security for the obligation of such Person.

         "MATERIAL ADVERSE EFFECT" means (i) an material impairment of the Debtor's ability to perform any of the Obligations or of the Secured Party's ability to enforce any of the Obligations or to realize upon the Collateral,
(ii) a material impairment of the value of the Collateral or the amount the Secured Party would be likely to receive in a liquidation of such Collateral, or (iii) a material impairment of the priority of the Liens in favor of the Secured Party created hereby.

         "OBLIGATIONS" means, individually and collectively:

                  (i) all obligations of the Debtor to pay all indebtedness evidenced by, and in accordance with, the Note and the other obligations of the Debtor or any Guarantor as set forth in any Transaction Document; and

                  (ii) all renewals, substitutions, modifications, extensions and supplements to any of the foregoing.


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         "PERMITTED LIENS" means:

                  (i) Liens securing taxes, assessments and other governmental charges or levies not yet due and payable or the claims of, or obligations owing to, materialmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business but not yet due and payable;

                  (ii) Liens consisting of deposits or pledges made, in the ordinary course of business, in connection with, or to secure payment of, obligations under workmen's compensation, unemployment insurance or similar legislation;

                  (iii) Liens consisting of encumbrances in the nature of zoning restrictions, easements, and rights or restrictions of record on the use of real property, which in the sole judgment of the Secured Party do not materially detract from the value of such property or impair the use thereof in the business of the Debtor;

                  (iv) Liens in favor of Silicon Valley Bank created pursuant to that certain Loan and Security Agreement, dated December 14, 2001, between the Debtor, the Guarantors and Silicon Valley Bank and the other agreements, documents and instruments executed and delivered in connection therewith;

                  (v)      Liens in favor of the Secured Party; and

                  (vi) Purchase money security interests and Liens to secure the Debtor's performance of equipment leases arising in the ordinary course of business.

         "PERSON" means an individual, corporation, partnership, limited liability company, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "SVB CONTROL AGREEMENT" means that certain Control Agreement, of even date herewith, between Silicon Valley Bank, the Secured Party, the Debtor and the Guarantors.

         "TRANSACTION DOCUMENTS" means (i) that certain Settlement Agreement and General Release, dated as of March 29, 2002, between the Debtor and the Secured Party, (ii) the Note, (iii) this Agreement, (iv) that certain Guaranty, dated as of the date hereof, by the Guarantors in favor of the Secured Party,
(v) that certain Security Agreement, dated as of the date hereof, between the Guarantors and the Secured Party, and (vi) that certain Pledge Agreement, dated as of the date hereof, between the Debtor and the Secured Party.

         "UCC" means the Uniform Commercial Code of the State of Georgia, as in effect from time to time.

         (b) Unless otherwise set forth herein to the contrary, all terms not otherwise defined herein and which are defined in the UCC are used herein with the meanings ascribed to them in the UCC. However, if a term is defined in
Article 9 of the UCC


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differently than in another Article of the UCC, the term has the meaning specified in Article 9 of the UCC.

         SECTION 2. GRANT OF SECURITY. To secure the prompt and complete payment, observance and performance when due (whether at stated maturity, by acceleration or otherwise) of all of the Obligations, the Debtor hereby collaterally assigns and pledges to the Secured Party, and grants to the Secured Party a security interest and lien in and to, the Collateral. The security interest granted herein shall be second in priority only to (i) the Lien in favor of Silicon Valley Bank created pursuant to that certain Loan and Security Agreement, dated December 14, 2001 (the "SVB Loan Agreement"), between the Debtor, the Guarantors and Silicon Valley Bank and the other agreements, documents and instruments executed and delivered in connection therewith (the loan evidenced by such agreements, documents and instruments, as such loan may be amended, modified, restated, extended, increased, renewed or supplemented from time to time; being referred to as the "SVB Loan") and (ii) the Lien in favor of a replacement lender created pursuant to a refinancing of the SVB Loan, provided that such refinancing is on terms substantially similar to the SVB Loan. The Secured Party acknowledges that the attachment of its security interest in any commercial tort claim as original collateral is subject to the Debtor's compliance with Section 4(a).

         SECTION 3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Debtor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral
(i) as all assets of the Debtor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or Article 9 of the Uniform Commercial Code of such other jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of
Article 9 of the UCC or the analogous part of Article 9 of the Uniform Commercial Code of such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment. The Debtor agrees to furnish any such information to the Secured Party promptly upon request.

         SECTION 4. OTHER ACTIONS. Further to insure the attachment, perfection and priority of, and the ability of the Secured Party to enforce, the Secured Party's security interest in the Collateral, the Debtor agrees, in each case at the Debtor's own expense, to take the following actions with respect to the following Collateral:

         (a) Commercial Tort Claims. If the Debtor shall at any time hold or acquire a commercial tort claim, the Debtor shall immediately notify the Secured Party in a writing signed by the Debtor of the brief details thereof and grant to the Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Secured Party.

         (b) Actions as to any and all Collateral. The Debtor agrees to take any other action reasonably requested by the Secured Party to insure the attachment, perfection and,


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priority of, and the ability of the Secured Party to enforce, the Secured
Party's security interest in any and all of the Collateral.

         SECTION 5. REPRESENTATIONS AND WARRANTIES REGARDING LEGAL STATUS. The Debtor represents and warrants to the Secured Party as follows: (a) the correct corporate name of the Debtor is set forth in the first paragraph of this Agreement, and the Debtor does not conduct and, during the five-year period immediately preceding the date of this Agreement, has not conducted, business under any trade name other than as set forth on Schedule 5 attached hereto, (b) the Internal Revenue Service taxpayer identification number of the Debtor is 41-1484525, (c) the Debtor is a corporation of the type, and is organized in the jurisdiction, set forth in the introductory paragraph hereof, and (d) the Debtor's place of business is accurately set forth in the introductory paragraph hereof and except as set forth on Schedule 5 attached hereto, the Debtor has no other place of business.

         SECTION 6. COVENANTS REGARDING LEGAL STATUS. The Debtor covenants with the Secured Party as follows: (a) without providing at least 15 Business Days prior written notice to the Secured Party, the Debtor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, and (b) without providing at least 15 Business Days prior written notice to the Secured Party, the Debtor will not change its type of organization, jurisdiction of organization or other legal structure.

         SECTION 7. REPRESENTATIONS AND WARRANTIES REGARDING COLLATERAL, ETC. The Debtor further represents and warrants to the Secured Party as follows: (a) the Debtor is the owner of the Collateral pledged by it, free from any Lien, except for Permitted Liens, (b) none of the Collateral pledged by it constitutes or is the proceeds of "farm products" as defined in ss. 9-102(a)(34) of the UCC, (c) none of the account debtors or other persons obligated on any of the Collateral pledged by it is a governmental authority covered by the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Debtor does not hold any commercial tort claim, and (e) to the best of the Debtor's knowledge, the Debtor has at all times operated its business in compliance in all material respects with all Applicable Laws.

         SECTION 8. COVENANTS REGARDING COLLATERAL GENERALLY. The Debtor further covenants with the Secured Party as follows: (a) the Collateral, to the extent not delivered to the Secured Party pursuant to Section 4 and except as permitted by Section 8(h) below, will be kept at the Debtor's place of business as set forth in the first paragraph hereof or those locations listed in
Schedule 5 hereto, and the Debtor will not remove the Collateral from such locations without providing at least fifteen (15) Business Days prior written notice to the Secured Party, (b) except for the security interest herein granted and Permitted Liens, the Debtor shall be the owner of the Collateral free from any Lien and the Debtor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Secured Party, (c) other than Permitted Liens, the Debtor shall not pledge, mortgage or create, or suffer to exist any Lien in the Collateral in favor of any Person other than the Secured Party, (d) the Debtor shall keep the Collateral in good order and repair and will not use the same in


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violation of any Applicable Law or any policy of insurance thereon, (e) the
Debtor shall permit the Secured Party, or its designee, to inspect the Collateral at any reasonable time upon reasonable prior notice, wherever located, (f) the Debtor will promptly pay when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of the Collateral or incurred in connection therewith, (g) the Debtor shall continue to operate its business in compliance in all material respects with all Applicable Laws, (h) the Debtor shall not sell, transfer or otherwise dispose, or offer to sell, transfer or otherwise dispose, of the Collateral or any interest therein except for (i) sales and leases of inventory in the ordinary course of business and (ii) so long as no Event of Default has occurred and is continuing, sales or other dispositions of obsolescent items of equipment in the ordinary course of business consistent with past practices and (i) the Debtor shall take all actions necessary to properly maintain all applications, registrations, patents or patent applications on its copyrights, trademarks, service marks, patents and inventions. The Debtor further covenants that it shall not open or maintain any "deposit account" (as defined in Article 9 of the UCC) with any bank or financial institution other than Silicon Valley Bank or the banks and financial institutions set forth on Schedule 8 attached hereto (any such other bank or financial institution being referred to as an "Other Bank") unless (x) the Secured Party consents in advance to the opening or maintenance of a deposit account with such Other Bank or (y) prior to the opening or maintenance of a deposit account with such Other Bank, the Secured Party and such Other Bank enter into a control agreement with respect to such deposit account satisfactory in form and substance to the Secured Party. Notwithstanding the foregoing, in the event that Silicon Valley Bank terminates the SVB Control Agreement at any time following the maturity of the SVB Loan or the termination of the SVB Loan Agreement, then Verso shall, within thirty (30) days following the termination of the SVB Control Agreement, transfer all funds in every deposit account maintained by Silicon Valley Bank to a bank or financial institution which, within such thirty (30) day period, enters into a control agreement with the Secured Party satisfactory in form and substance to the Secured Party.

         SECTION 9. INSURANCE. The Debtor shall at all times maintain insurance on the Collateral against loss or damage by fire, theft, burglary, pilferage, loss in transit and such other hazards and risks as the Secured Party shall reasonably specify, shall be in such minimum amounts, contain such terms and be issued under policies by insurers, in each case, reasonably acceptable to the Secured Party. All premiums on such insurance shall be paid by the Debtor and certified copies of the policies, or other evidence of insurance reasonably acceptable to the Secured Party, shall be delivered to the Secured Party promptly upon the Secured Party's reasonable request. All insurance policies required under this Section shall contain standard lender's loss payable clauses, naming the Secured Party, as loss payee, and providing that: (i) no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy, subject to policy terms and conditions; and (ii) such policies and loss payable clauses may not be canceled, materially amended or terminated with respect to the Secured Party unless at least thirty (30) (or in the case of a material amendment or termination, ten (10)) days' prior written notice is given to the Secured Party.


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         SECTION 10.       COLLATERAL PROTECTION EXPENSES; PRESERVATION OF
COLLATERAL.

         (a) Expenses Incurred by Secured Party. In the Secured Party's reasonable discretion, if the Debtor fails to do so, the Secured Party may discharge taxes and other encumbrances at any time levied or placed on any of the Collateral (other than Permitted Liens), maintain any of the Collateral, make repairs thereto and pay any necessary filing fees or insurance premiums. The Debtor agrees to reimburse the Secured Party on demand for all expenditures so made. The Secured Party shall have no obligation to the Debtor or any other person to make any such expenditures, nor shall the making thereof be construed as a waiver or cure of any Default or Event of Default.

         (b) Secured Party's Obligations and Duties. Anything herein to the contrary notwithstanding, the Debtor shall remain obligated and liable under each contract or agreement comprised in the Collateral to be observed or performed by the Debtor thereunder. The Secured Party shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Secured Party of any payment relating to any of the Collateral, nor shall the Secured Party be obligated in any manner to perform any of the obligations of the Debtor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Secured Party or to which the Secured Party may be entitled at any time or times. The Secured Party's sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC, shall be to deal with such Collateral in the same manner as the Secured Party deals with similar property for its own account.

         SECTION 11. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. The Debtor shall, at the request and option of the Secured Party during a continuance of an Event of Default, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Secured Party in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Secured Party, or to any financial institution designated by the Secured Party as the Secured Party's agent therefor, and the Secured Party may itself, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Debtor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Debtor shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Debtor as trustee for the Secured Party, without commingling the same with other funds of the Debtor and shall turn the same over to the Secured Party in the identical form received, together with any necessary endorsements or assignments. The Secured Party shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Secured Party to the Obligations, such proceeds to be immediately credited after


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final payment in cash or other immediately available funds of the items giving rise to them.

         SECTION 12.       POWER OF ATTORNEY.

         (a) Appointment and Powers of Secured Party. The Debtor hereby irrevocably constitutes and appoints the Secured Party, and any officer of the Secured Party, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Debtor or in such Person's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or useful to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Debtor, without notice to or assent by the Debtor, to do the following: (i) during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise dispose of or deal with any of the Collateral in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Debtor's expense, at any time, or from time to time, all acts and things which the Secured Party deems necessary or advisable to protect, preserve or realize upon the Collateral and the Secured Party's security interest therein, in order to effect the intent of this Agreement, all no less fully and effectively as such Debtor might do, including, without limitation, (A) the filing and prosecuting of registration and transfer applications with the appropriate federal, state or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (B) upon written notice to the Debtor, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Secured Party so elects, with a view to causing the liquidation of assets of the issuer of any such securities and (C) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and (ii) to the extent that the Debtor's authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Debtor's signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem appropriate and to execute in the Debtor's name such financing statements and amendments thereto and continuation statements which may require the Debtor's signature.

         (b) Ratification by the Debtor. To the extent permitted by Applicable Law, the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done in accordance with the terms and by virtue hereof. This power of attorney is a power coupled with an interest and is irrevocable.

         (c) No Duty on Secured Party. The powers conferred on the Secured Party hereunder are solely to protect the interests of the Secured Party in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors,

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employees of the Secured Party shall be responsible to the Debtor for any act or failure to act, except for the such Person's own gross negligence or willful misconduct.

         SECTION 13. RIGHTS AND REMEDIES. Promptly upon Knowledge of the Debtor of the occurrence of any Default or Event of Default, the Debtor shall notify the Secured Party in writing thereof, which notice shall set forth the details of each Default or Event of Default and the actions, if any, being taken or proposed to be taken with respect thereto. During the continuance of an Event of Default, the Secured Party, without any other notice to or demand upon the Debtor, shall have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a secured party under the UCC and any additional rights and remedies as may be provided to a secured party in any jurisdiction in which Collateral is located or enforcement is sought, including, without limitation, the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as the Debtor can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Secured Party may in its discretion require the Debtor to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Debtor's principal office(s) or at such other locations as the Secured Party may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Secured Party shall give to the Debtor at least five (5) Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Debtor hereby acknowledges that five (5) Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Debtor waives any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Secured Party's rights and remedies hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights and remedies with respect thereto. The Secured Party acknowledges and agrees that the exercise of its rights and remedies under this Agreement is subject to that certain Subordination Agreement, dated as of the date hereof, by and between the Debtor, the Guarantors, the Secured Party and Silicon Valley Bank.

         SECTION 14. NO WAIVER BY SECURED PARTY, ETC. The Secured Party shall not be deemed to have waived any of its rights and remedies in respect of the Obligations or the Collateral unless such waiver shall be in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right or remedy shall operate as a waiver of such right or remedy or any other right or remedy. A waiver on any one occasion shall not be construed as a bar to or waiver of any right or remedy on any future occasion. All rights and remedies of the Secured Party with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as the Secured Party deems expedient.

         SECTION 15. SURETYSHIP WAIVERS BY DEBTOR. The Debtor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other

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demands and notices of each description. With respect to both the Obligations and the Collateral, the Debtor assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Secured Party may deem advisable. The Secured Party shall not have any duty as to the collection or protection of the Collateral or any income therefrom, the preservation of rights against prior parties, or the preservation of any rights pertaining thereto beyond any duties imposed by Applicable Law. The Debtor further waives any and all other suretyship defenses.

         SECTION 16. MARSHALLING. The Secured Party shall not be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of the rights and remedies of the Secured Party hereunder and of the Secured Party in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Debtor hereby agrees that it will not invoke any Applicable Law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Secured Party's rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Debtor hereby irrevocably waives the benefits of all such laws.

         SECTION 17. PROCEEDS OF DISPOSITIONS; EXPENSES. The Debtor agrees to pay to the Secured Party on demand any and all expenses, including attorneys' fees and disbursements, incurred or paid by the Secured Party in protecting, preserving or enforcing the Secured Party's rights and remedies under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale or other disposition of Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Secured Party may determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Sections 9-608(a)(1)(C) or 9-615(a)(3) of the UCC, any excess shall be returned to the Debtor. In the absence of final payment and satisfaction in full of all of the Obligations, the Debtor shall remain liable for any deficiency.

         SECTION 18. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Debtor hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Note for overdue principal.

         SECTION 19. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT IS INTENDED TO TAKE EFFECT AS A SEALED INSTRUMENT AND SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF.

         SECTION 20. AMENDMENTS, ETC. No amendment or waiver of any provision of this Agreement or consent to any departure by the Debtor herefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 21. SVB LOAN AMENDMENTS. The Debtor covenants that it shall provide the Secured Party prompt written notice of any renewal, extension or increase of the SVB Loan or any material amendment or change to, or modification of, the SVB Loan Agreement.

         SECTION 22. NOTICES. Unless otherwise provided herein, communications provided for hereunder shall be in writing and shall be mailed, couriered, telecopied or delivered, to any party at its address for notices set forth in the Note, or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties. All such notices and other communications to the Debtor or the Secured Party shall be deemed given when delivered personally, mailed by certified mail (postage pre-paid and return receipt requested), sent by overnight courier service or faxed (transmission confirmed), or otherwise actually received.

         SECTION 23. SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under Applicable Law, but if any provision of this Agreement shall be prohibited by or invalid under Applicable Law, such provisions shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

         SECTION 24. INDEMNIFICATION. The Debtor agrees to indemnify and hold the Secured Party harmless from and against any claim, loss, damage, action, cause of action, liability, cost and expense or suit of any kind or nature whatsoever (collectively, "Losses"), brought against or incurred by the Secured Party, in any manner arising out of or, directly or indirectly, related to or connected with any action taken by the Secured Party pursuant to the terms of this Agreement; provided, however, the Debtor shall not be liable to the Secured Party for any Losses to the extent such Losses result from the negligence or willful misconduct of the Secured Party.

         SECTION 25. COUNTERPARTS. This Agreement may be executed in several counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same instrument.

         SECTION 26. MISCELLANEOUS. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. All Schedules attached hereto are incorporated herein and made a part hereof. This Agreement and all rights and obligations hereunder shall be binding upon the Debtor and its successors and assigns (including, without limitation, trustees and liquidators), and shall inure to the benefit of the Secured Party and its successors and assigns (including, without limitation, trustees and liquidators). If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Debtor acknowledges receipt of a copy of this Agreement.




                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the Secured Party and the Debtor has caused this Agreement to be duly executed and delivered under seal by its duly authorized officer as of the day first above written.


                                    VERSO TECHNOLOGIES, INC.


                                    By: /s/ Juliet M. Reising
                                       ----------------------------------------
                                    Name:   Juliet M. Reising
                                         --------------------------------------
                                    Title:  EVP and CFO
                                          -------------------------------------

                                    WA TELCOM PRODUCTS CO., INC.


                                    By: /s/ Michael F. Mies
                                       ----------------------------------------
                                    Name:   Michael F. Mies
                                         --------------------------------------
                                    Title:  Vice President and Treasurer
                                          -------------------------------------

                                   SCHEDULE 1

                            VERSO TECHNOLOGIES, INC.

-----------------------------------------------------------------------------------------------------------------------------
                PATENT                         SERIAL/APPLICATION NUMBER                        FILING DATE
-----------------------------------------------------------------------------------------------------------------------------
Encoding method and related systems      PN/4,645,916                           9/9/1983
and product

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
            TRADEMARK/                    SERIAL/APPLICATION                FILING DATE                     STATUS
        SERVICE MARK (U.S.)                     NUMBER
-----------------------------------------------------------------------------------------------------------------------------
Verso Technologies, Inc. (Drawing)            Serial Number                  2/14/2002                      Pending
                                                78108879
-----------------------------------------------------------------------------------------------------------------------------
Verso Technologies, Inc.                      Serial Number                  2/14/2002                      Pending
                                                78108888
-----------------------------------------------------------------------------------------------------------------------------
The Migration Solution                   Serial Number 76301471              8/17/2001                      Pending
-----------------------------------------------------------------------------------------------------------------------------
The Migration Platform                        Serial Number                  8/17/2001                      Pending
                                                76301470
-----------------------------------------------------------------------------------------------------------------------------
Packet7                                         76227733                     3/21/2001                Abandoned: Applicant
                                                                                                     failed to respond to an
                                                                                                    Office action (2/25/2002)
-----------------------------------------------------------------------------------------------------------------------------
Eltrax Systems                                     N/A                          N/A                           N/A
-----------------------------------------------------------------------------------------------------------------------------
Cereus                                        Serial Number                  3/24/2000                      Pending
                                                76009869
-----------------------------------------------------------------------------------------------------------------------------
Communication Through Collaboration           Serial Number                  3/24/2000                 Abandoned: Applicant
                                                76008617                                             failed to respond to an
                                                                                                    Office action (3/13/2002)
-----------------------------------------------------------------------------------------------------------------------------
IMessaging                                    Serial Number                  2/10/2000                Application suspended
                                                75915659                                                     8/5/2001
-----------------------------------------------------------------------------------------------------------------------------
JumpStart                                     Serial Number                  3/24/2000                      Pending
                                                76009857
-----------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 5
                            VERSO TECHNOLOGIES, INC.

         (A) TRADE NAMES USED BY COMPANY DURING FIVE-YEAR PERIOD PRECEDING THE DATE OF THIS AGREEMENT:

Eltrax Systems, Inc.      8/1/84 to 9/29/00

         (D)      PLACES OF BUSINESS:

1550 Sawgrass Corporate Pkwy
Sunrise, FL 33323

6000 Pelham Rd.
Greenville, SC

75 Second Avenue
Needham, MA  02192

607 Herndon Parkway
Herndon, VA 20170

7025 East Greenway Parkway, Suite 500
Scottsdale, AZ 85254

Heritage Village Commercial Center
Southury, CT

One Lincoln Center
Oakbrook Terrace, IL 60181

Reading Regional Airport Industrial Park
Reading, PA

Northpark Town Center
1000 Abernathy Road, Suite 1000
Atlanta, GA 30328

Northpark Town Center
1000 Abernathy Road, Suite 630
Atlanta, GA 30328

500 Australian Avenue
Suite 100
West Palm Beach, FL

                                   SCHEDULE 8


First Union National Bank
4570 Ashford Dunwoody Road
Atlanta, Georgia 30346

Cereus Technology Partners                                      210211230206939